Exhibit 99.2

Westar Energy, Inc

Fourth Quarter and Year-end 2011 Earnings

Released February 23, 2012

Bruce Burns

Director Investor Relations

785-575-8227

bruce.burns@WestarEnergy.com

NOTE:

The Notes to the Condensed Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2011 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.

Consolidated Statements of Income

(Unaudited)

	Three Months Ended December 31,
	2011	2010	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$136,604	$130,957	$5,647	4.3
Commercial	134,175	128,170	6,005	4.7
Industrial	79,379	75,637	3,742	4.9
Other retail	(205)	(2,240)	2,035	90.8

Total Retail Revenues	349,953	332,524	17,429	5.2
Wholesale	89,752	78,804	10,948	13.9
Transmission	39,158	36,016	3,142	8.7
Other	7,365	9,379	(2,014)	(21.5)

Total Revenues	486,228	456,723	29,505	6.5

OPERATING EXPENSES:
Fuel and purchased power	144,096	124,568	19,528	15.7
Operating and maintenance	145,323	150,825	(5,502)	(3.6)
Depreciation and amortization	71,771	69,982	1,789	2.6
Selling, general and administrative	52,463	63,108	(10,645)	(16.9)

Total Operating Expenses	413,653	408,483	5,170	1.3

INCOME FROM OPERATIONS	72,575	48,240	24,335	50.4

OTHER INCOME (EXPENSE):
Investment income	3,046	2,676	370	13.8
Other income	441	1,577	(1,136)	(72.0)
Other expense	(4,445)	(4,611)	166	3.6

Total Other Expense	(958)	(358)	(600)	(167.6)

Interest expense	41,779	43,080	(1,301)	(3.0)

INCOME BEFORE INCOME TAXES	29,838	4,802	25,036	521.4
Income tax expense (benefit)	8,532	(1,748)	10,280	588.1

NET INCOME	21,306	6,550	14,756	225.3
Less: Net income attributable to noncontrolling interests	1,729	1,389	340	24.5

NET INCOME ATTRIBUTABLE TO WESTAR ENERGY	19,577	5,161	14,416	279.3
Preferred dividends	242	242	—	—

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$19,335	$4,919	$14,416	293.1

Earnings per common share, basic	$0.16	$0.04	$0.12	300.0

Average equivalent common shares outstanding (in thousands)	121,880	112,348	9,532	8.5

DIVIDENDS DECLARED PER COMMON SHARE	$0.32	$0.31	$0.01	3.2

Effective income tax rate	28.59%	-36.40%

The Notes to the Condensed Consolidated Financial Statements in the company’s Annual Report on Form 10-K for the period ended December 31, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Statements of Income

(Unaudited)

	Twelve Months Ended December 31,
	2011	2010	Change	%Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$693,388	$661,177	$32,211	4.9
Commercial	604,626	572,062	32,564	5.7
Industrial	347,881	318,249	29,632	9.3
Other retail	(8,964)	(12,703)	3,739	29.4

Total Retail Revenues	1,636,931	1,538,785	98,146	6.4
Wholesale	346,948	334,669	12,279	3.7
Transmission	154,569	144,513	10,056	7.0
Other	32,543	38,204	(5,661)	(14.8)

Total Revenues	2,170,991	2,056,171	114,820	5.6

OPERATING EXPENSES:
Fuel and purchased power	630,793	583,361	47,432	8.1
Operating and maintenance	557,752	520,409	37,343	7.2
Depreciation and amortization	285,322	271,937	13,385	4.9
Selling, general and administrative	184,695	207,607	(22,912)	(11.0)

Total Operating Expenses	1,658,562	1,583,314	75,248	4.8

INCOME FROM OPERATIONS	512,429	472,857	39,572	8.4

OTHER INCOME (EXPENSE):
Investment income	9,301	7,026	2,275	32.4
Other income	8,652	5,369	3,283	61.1
Other expense	(18,398)	(16,655)	(1,743)	(10.5)

Total Other Expense	(445)	(4,260)	3,815	89.6

Interest expense	172,460	174,941	(2,481)	(1.4)

INCOME BEFORE INCOME TAXES	339,524	293,656	45,868	15.6
Income tax expense	103,344	85,032	18,312	21.5

NET INCOME	236,180	208,624	27,556	13.2
Less: Net income attributable to nonontrolling interests	5,941	4,728	1,213	25.7

NET INCOME ATTRIBUTABLE TO WESTAR ENERGY	230,239	203,896	26,343	12.9
Preferred dividends	970	970	—	—

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$229,269	$202,926	$26,343	13.0

Earnings per common share, basic	$1.95	$1.81	$0.14	7.7

Average equivalent common shares outstanding (in thousands)	116,891	111,629	5,262	4.7

DIVIDENDS DECLARED PER COMMON SHARE	$1.28	$1.24	$0.04	3.2

Effective income tax rate	30.44%	28.96%

The Notes to the Condensed Consolidated Financial Statements in the company’s Annual Report on Form 10-K for the period ended December 31, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Balance Sheets

(Dollars in Thousands, except par values)

(Unaudited)

	December 31, 2011	December 31, 2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,539	$928
Accounts receivable, net	226,428	227,700
Fuel inventory and supplies	229,118	206,867
Energy marketing contracts	8,180	13,005
Taxes receivable	5,334	16,679
Deferred tax assets	394	30,248
Prepaid expenses	13,078	12,413
Regulatory assets	123,818	73,480
Other	23,696	20,289

Total Current Assets	633,585	601,609

PROPERTY, PLANT AND EQUIPMENT, NET	6,411,922	5,964,439

PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	333,494	345,037

OTHER ASSETS:
Regulatory assets	922,272	787,585
Nuclear decommissioning trust	130,270	126,990
Other	251,308	253,978

Total Other Assets	1,303,850	1,168,553

TOTAL ASSETS	$8,682,851	$8,079,638
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$61
Current maturities of long-term debt of variable interest entities	28,114	30,155
Short-term debt	286,300	226,700
Accounts payable	187,428	187,954
Accrued taxes	52,451	45,534
Energy marketing contracts	6,353	9,670
Accrued interest	77,437	77,771
Regulatory liabilities	40,857	33,779
Other	148,347	171,222

Total Current Liabilities	827,287	782,846

LONG-TERM LIABILITIES:
Long-term debt, net	2,491,109	2,490,871
Long-term debt of variable interest entities, net	249,283	278,162
Deferred income taxes	1,110,463	1,102,625
Unamortized investment tax credits	164,175	101,345
Regulatory liabilities	230,530	233,295
Accrued employee benefits	592,617	483,769
Asset retirement obligations	142,508	125,999
Other	74,138	66,888

Total Long-Term Liabilities	5,054,823	4,882,954

COMMITMENTS AND CONTINGENCIES (See Notes 13 & 15 in Form 10-K) TEMPORARY EQUITY	—	3,465

EQUITY:
Westar Energy Shareholders' Equity:
Cumulative preferred stock, par value $100 per share; authorized 600,000 shares; issued and outstanding 214,363 shares	21,436	21,436
Common stock, par value $5 per share; authorized 275,000,000 and 150,000,000 shares, respectively; issued and outstanding 125,698,396 and 112,128,068 shares, respectively	628,492	560,640
Paid-in capital	1,639,503	1,398,580
Retained earnings	501,216	423,647

Total Westar Energy Shareholders' Equity	2,790,647	2,404,303

Noncontrolling Interests	10,094	6,070

Total Equity	2,800,741	2,410,373

TOTAL LIABILITIES AND EQUITY	$8,682,851	$8,079,638

The Notes to the Condensed Consolidated Financial Statements in the company’s Annual Report on Form 10-K for the period ended December 31, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Statements of Cash Flows

(Dollars in Thousands)

(Unaudited)

	Twelve Months Ended December 31,
	2011	2010
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$236,180	$208,624
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	285,322	271,937
Amortization of nuclear fuel	21,151	25,089
Amortization of deferred regulatory gain from sale-leaseback	(5,495)	(5,495)
Amortization of corporate-owned life insurance	25,650	20,650
Non-cash compensation	8,422	11,373
Net changes in energy marketing assets and liabilities	926	(1,284)
Net deferred income taxes and credits	111,723	120,169
Stock based compensation excess tax benefits	(1,180)	(641)
Allowance for equity funds used during construction	(5,550)	(3,104)
Gain on sale of non-utility investment	(7,246)	—
Gain on settlement of contractual obligations with former officers	(22,039)	—
Changes in working capital items:
Accounts receivable	(1,638)	(11,434)
Fuel inventory and supplies	(21,485)	(12,266)
Prepaid expenses and other	(50,138)	8,475
Accounts payable	3,008	30,330
Accrued taxes	18,633	27,565
Other current liabilities	(107,012)	(80,660)
Changes in other assets	(10,167)	(42,544)
Changes in other liabilities	(16,369)	40,918

Cash flows from operating activities	462,696	607,702

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(697,451)	(540,076)
Purchase of securities within trusts	(49,737)	(192,350)
Sale of securities within trusts	47,534	191,603
Investment in corporate-owned life insurance	(19,214)	(19,162)
Proceeds from investment in corporate-owned life insurance	1,295	2,204
Proceeds from federal grant	8,561	3,180
Investment in affiliated company	(1,943)	(280)
Proceeds from sale of non-utility investment	9,246	—
Investment in non-utitlity investments	(3,656)	—
Other investing activities	3,849	(1,164)

Cash flows used in investing activities	(701,516)	(556,045)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	54,081	(16,060)
Retirements of long-term debt	(371)	(1,695)
Retirements of long-term debt of variable interest entities	(30,159)	(28,610)
Repayment of capital leases	(2,233)	(2,981)
Borrowings against cash surrender value of corporate-owned life insurance	67,562	74,134
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(3,421)	(3,430)
Stock based compensation excess tax benefits	1,180	641
Issuance of common stock	294,942	54,651
Distributions to shareholders of noncontrolling interests	(1,917)	(2,093)
Cash dividends paid	(138,233)	(129,146)

Cash flows from (used in) financing activities	241,431	(54,589)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,611	(2,932)

CASH AND CASH EQUIVALENTS:
Beginning of period	928	3,860

End of period	$3,539	$928

The Notes to the Condensed Consolidated Financial Statements in the company’s Annual Report on Form 10-K for the period ended December 31, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

4th Quarter 2011 vs. 2010

Earnings Variances

		Change
	($ per share)	(Dollars in thousands)
2010 earnings attributable to common stock	$0.04	$4,919
	Favorable / (Unfavorable)
Retail		17,429	A
Wholesale		10,948	B
Transmission		3,142
Other revenues		(2,014)
Fuel and purchased power		(19,528)	C
SPP network transmission costs		(3,838)

Gross Margin		6,139
Operating and maintenance w/o SPP NITS		9,340	D
Depreciation and amortization		(1,789)	E
Selling, general and administrative		10,645	F
Other income (expense)		(600)
Interest expense		1,301
Income tax expense		(10,280)
Net income attributable to noncontrolling interests		(340)
Change in shares outstanding	(0.01)

2011 earnings attributable to common stock	$0.16	$19,335

Major factors influencing the period to period change in EPS – Favorable/(Unfavorable)

A	Due principally to price increases; MWh increased 0.4 percent (see page 7 for changes by customer class)

B	Due to increase in demand; MWh increased 26 percent (see page 7 for changes by customer class)

C	Increased electricity generated at higher average unit cost for fuel and purchased power

D	Due principally to: reduced maintenance expense for distribution system, primarily tree trimming — $5.2M; reduced maintenance expense and outages at power plants — $5.2M

E	Higher plant balances associated with additions at power plants, including air quality controls equipment

F	Decrease due principally to: reduced variable compensation related to performance against operational and financial targets - $6.4M; reduced legal costs — $2.3M

The Notes to the Condensed Consolidated Financial Statements in the company’s Annual Report on Form 10-K for the period ended December 31, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

YTD December 2011 vs. 2010

Earnings Variances

		Change
	($ per share)	(Dollars in thousands)
2010 earnings attributable to common stock	$1.81	$202,926
	Favorable / (Unfavorable)
Retail		98,146	A
Wholesale		12,279	B
Transmission		10,056
Other revenues		(5,661)
Fuel and purchased power		(47,432)	C
SPP network transmission costs		(15,715)

Gross Margin		51,673
Operating and maintenance w/o SPP NITS		(21,628)	D
Depreciation and amortization		(13,385)	E
Selling, general and administrative		22,912	F
Other income (expense)		3,815	G
Interest expense		2,481
Income tax expense		(18,312)
Net income attributable to noncontrolling interests		(1,213)
Change in shares outstanding	(0.10)

2011 earnings attributable to common stock	$1.95	$229,269

Major factors influencing the period to period change in EPS – Favorable/(Unfavorable)

A	Due principally to price increases; MWh increased 1 percent (see page 8 for changes by customer class)

B	Due principally to higher average market prices; MWh decreased 6 percent reflecting less availability of generation for wholesale sales (see page 8 for changes by customer class)

C	Increase due principally to higher average unit cost of generation which more than offset a decrease in electricity generated

D	Increase due principally to: increase in property tax expense ( which is largely offset in revenues via property tax surcharge) — ($7M); increased amortization of Wolf Creek refuel and maintenance outage cost — ($8M); higher regulatory compliance costs at Wolf Creek — ($5M); recording in 2010 a reduction in liability for cost associated with sale of assets many years ago — ($5M); increased maintenance of distribution system, primarily tree trimming — ($1.4M); and a decrease in expenses for completed storm amortizations — $8M

E	Higher plant balances associated with additions of transmission facilities and at power plants, including air quality controls equipment

F	Decrease due principally to: reversal of accrued liabilities related to legal settlements — $22M; reduced variable compensation related to performance against operational and financial targets — $7.1M; increased amortization of deferred energy efficiency expenses (which is largely offset with retail revenue increase) — ($3.6M); and higher legal expenses related to the legal settlements — ($3.2M)

G	Increase is due primarily to: recording a gain on sale of non—utility investment — $7.2M; increase in equity AFUDC — $2.4M; recording a gain on sale of No. 6 fuel oil — $1.2M; and recording a smaller mark-to-market gain on investments in a trust to fund retirement benefits — ($4M)

The Notes to the Condensed Consolidated Financial statements in the company’s Annual report on Form 10-K for the period ended December 31, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc

Revenue, Sales and Energy Supply

Supplemental Data

	Three Months Ended December 31,
	2011	2010	Change	% Change
	(Dollars In Thousands)
Revenues
Residential	$136,604	$130,957	$5,647	4.3
Commercial	134,175	128,170	6,005	4.7
Industrial	79,379	75,637	3,742	4.9
Other retail	3,046	2,985	61	2.0
Provision for rate refunds	(3,251)	(5,225)	1,974	37.8

Total Retail Revenues	349,953	332,524	17,429	5.2
Tariff-based wholesale	60,218	62,260	(2,042)	(3.3)
Market-based wholesale	29,534	16,544	12,990	78.5
Transmission	39,158	36,016	3,142	8.7
Other	7,365	9,379	(2,014)	(21.5)

Total Revenues	$486,228	$456,723	$29,505	6.5

	(Thousands of MWh)
Electricity Sales
Residential	1,407	1,394	13	0.9
Commercial	1,748	1,726	22	1.3
Industrial	1,285	1,303	(18)	(1.4)
Other retail	22	22	—	—

Total Retail	4,462	4,445	17	0.4

Tariff-based wholesale	1,393	1,346	47	3.5
Market-based wholesale	1,015	563	452	80.3

Total wholesale	2,408	1,909	499	26.1

Total Electricity Sales	6,870	6,354	516	8.1

	(Dollars per MWh)
Total retail	$78.43	$74.81	$3.62	4.8
Tariff-based wholesale	$43.23	$46.26	$(3.03)	(6.5)
Market-based wholesale	$29.10	$29.39	$(0.29)	(1.0)

	(Dollars In Thousands)
Fuel and Purchased Power
Fuel used for generation	$119,413	$103,614	$15,799	15.2
Purchased power	18,566	19,694	(1,128)	(5.7)

Subtotal	137,979	123,308	14,671	11.9
RECA recovery and other	6,117	1,260	4,857	385.5

Total fuel and purchased power expense	$144,096	$124,568	$19,528	15.7

	(Thousands of MWh)
Electricity Supply
Generated - Gas/oil	82	240	(158)	(65.8)
Coal	5,198	4,800	398	8.3
Nuclear	1,248	966	282	29.2
Wind	128	117	11	9.4

Subtotal electricity generated	6,656	6,123	533	8.7
Purchased	565	616	(51)	(8.3)

Total Electricity Supply	7,221	6,739	482	7.2

	(Dollars per MWh)
Average cost of fuel used for generation	$17.94	$16.92	$1.02	6.0
Average cost of purchased power	$32.86	$31.97	$0.89	2.8
Average cost of fuel and purchased power	$19.11	$18.30	$0.81	4.4

Degree Days
	2011	2010 / 20 yr Avg	Change	% Change
Cooling
Actual compared to last year	52	27	25	92.6
Actual compared to 20 year average	52	39	13	33.3
Heating
Actual compared to last year	1,692	1,715	(23)	(1.3)
Actual compared to 20 year average	1,692	1,808	(116)	(6.4)

Westar Energy, Inc

Revenue, Sales and Energy Supply

Supplemental Data

	Twelve Months Ended December 31,
	2011	2010	Change	% Change
	(Dollars In Thousands)
Revenues
Residential	$693,388	$661,177	$32,211	4.9
Commercial	604,626	572,062	32,564	5.7
Industrial	347,881	318,249	29,632	9.3
Other retail	12,252	11,961	291	2.4
Provision for rate refunds	(21,216)	(24,664)	3,448	14.0

Total Retail Revenues	1,636,931	1,538,785	98,146	6.4
Tariff-based wholesale	265,360	246,195	19,165	7.8
Market-based wholesale	81,588	88,474	(6,886)	(7.8)
Transmission	154,569	144,513	10,056	7.0
Other	32,543	38,204	(5,661)	(14.8)

Total Revenues	$2,170,991	$2,056,171	$114,820	5.6

	(Thousands of MWh)
Electricity Sales
Residential	6,986	6,957	29	0.4
Commercial	7,573	7,519	54	0.7
Industrial	5,589	5,468	121	2.2
Other retail	88	89	(1)	(1.1)

Total Retail	20,236	20,033	203	1.0

Tariff-based wholesale	5,883	6,074	(191)	(3.1)
Market-based wholesale	2,332	2,638	(306)	(11.6)

Total wholesale	8,215	8,712	(497)	(5.7)

Total Electricity Sales	28,451	28,745	(294)	(1.0)

	(Dollars per MWh)
Total retail	$80.89	$76.81	$4.08	5.3
Tariff-based wholesale	$45.11	$40.53	$4.58	11.3
Market-based wholesale	$34.99	$33.54	$1.45	4.3

	(Dollars In Thousands)
Fuel and Purchased Power
Fuel used for generation	$556,771	$513,710	$43,061	8.4
Purchased power	91,851	79,492	12,359	15.5

Subtotal	648,622	593,202	55,420	9.3
RECA recovery and other	(17,829)	(9,841)	(7,988)	(81.2)

Total fuel and purchased power expense	$630,793	$583,361	$47,432	8.1

	(Thousands of MWh)
Electricity Supply
Generated - Gas/oil	2,305	1,922	383	19.9
Coal	21,184	21,440	(256)	(1.2)
Nuclear	3,440	4,491	(1,051)	(23.4)
Wind	454	453	1	0.2

Subtotal electricity generated	27,383	28,306	(923)	(3.3)
Purchased	2,680	2,194	486	22.2

Total Electricity Supply	30,063	30,500	(437)	(1.4)

	(Dollars per MWh)
Average cost of fuel used for generation	$20.33	$18.15	$2.18	12.0
Average cost of purchased power	$34.27	$36.23	$(1.96)	(5.4)
Average cost of fuel and purchased power	$21.58	$19.45	$2.13	11.0

Degree Days
	2011	2010 / 20 yr Avg	Change	% Change
Cooling
Actual compared to last year	2,119	1,975	144	7.3
Actual compared to 20 year average	2,119	1,624	495	30.5
Heating
Actual compared to last year	4,800	4,712	88	1.9
Actual compared to 20 year average	4,800	4,668	132	2.8

Westar Energy, Inc.

Capitalization

	December 31, 2011		December 31, 2010
	(Dollars in Thousands)
Current maturities of long-term debt	$—		$61
Current maturities of long-term debt of VIEs	28,114		30,155
Long-term debt, net	2,491,109		2,490,871
Long-term debt of variable interest entities, net	249,283		278,162

Total debt	2,768,506	49.7%	2,799,249	53.7%
Preferred	21,436	0.4%	21,436	0.4%
Common equity	2,769,211	49.7%	2,382,867	45.8%
Noncontrolling interests	10,094	0.2%	6,070	0.1%

Total capitalization	$5,569,247	100.0%	$5,209,622	100.0%

GAAP Book value per share	$22.03		$21.25
Period end shares outstanding (in thousands)	125,698		112,128

Outstanding long-term debt table

	CUSIP		December 31, 2011	December 31, 2010
			(Dollars in Thousands)
Westar Energy:
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8		$250,000	$250,000
5.15% Series due January 2017	95709TAB6		125,000	125,000
5.95% Series due January 2035	95709TAC4		125,000	125,000
5.10% Series due July 2020	95709TAD2		250,000	250,000
5.875% Series due July 2036	95709TAE0		150,000	150,000
6.10% Series due May 2047	95709T704		150,000	150,000
8.625% Series due December 2018	95709TAG5		300,000	300,000

			1,350,000	1,350,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9		30,500	30,500
Variable series due April 2032 (St Marys)	792609AF6		45,000	45,000
5.0% Series due February 2033 (Wamego)	933623BQ2		57,245	57,530

			132,745	133,030
Other long-term debt:
4.36% Equipment financing loan due 2011			—	61

			—	61

Total Westar Energy			1,482,745	1,483,091
KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1		175,000	175,000
6.15% Series due May 2023	485260B@1		50,000	50,000
6.64%Series due May 2038	485260B	#9	100,000	100,000
6.70%Series due June 2019	U24448AB5		300,000	300,000

			625,000	625,000
Pollution control bond series:
5.3% Series due June 2031	121825BW2		108,600	108,600
5.3% Series due June 2031	933623BR0		18,900	18,900
4.85% Series due June 2031	121825CB7		50,000	50,000
5.10% Series due March 2023	502828AH9		13,318	13,343
Variable rate series due April 2027 (LaCygne)	502828AJ5		21,940	21,940
Variable rate series due April 2032 (St Marys)	792609AE9		14,500	14,500
Variable rate series due April 2032 (Wamego)	933623BM1		10,000	10,000
5.6% Series due June 2031	121825CD3		50,000	50,000
6.0% Series due June 2031	121825CE1		50,000	50,000
5.0% Series due June 2031	121825CF8		50,000	50,000

			387,258	387,283

Total KGE			1,012,258	1,012,283
Total long-term debt			2,495,003	2,495,374

Unamortized debt discount			(3,894)	(4,442)
Long-term debt due within one year			—	(61)

Total long-term debt, net			$2,491,109	$2,490,871

Westar Energy, Inc.

GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in fuel and purchased power costs, and accordingly changes to these costs have a minimal impact on net income. For this reason, Westar management believes that gross margin is a useful measure for understanding changes in operating performance from one period to the next. Gross margin is calculated as total revenues less the sum of fuel and purchased power costs and SPP network transmission costs. SPP network transmission costs are included as a component of gross margin because these costs reflect the costs of providing network transmission service, and a significant component of transmission revenue is recognized when providing this service.

Operating and maintenance expense includes SPP network transmission costs (SPP NITS). The SPP network transmission costs are included in gross margin for the reasons shown above, and are therefore excluded from operating and maintenance expense w/o SPP NITS used to reconcile earnings from the comparable prior year period to the earnings for the current period. Westar management believes this measurement is useful for understanding changes in operating performance from one period to the next. Operating and maintenance expense w/o SPP NITS is calculated by subtracting the SPP network transmission costs from operating and maintenance expense.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three and twelve months ended December 31, 2011 and 2010 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2011	2010	Change	2011	2010	Change
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Residential	$136,604	$130,957	$5,647	$693,388	$661,177	$32,211
Commercial	134,175	128,170	6,005	604,626	572,062	32,564
Industrial	79,379	75,637	3,742	347,881	318,249	29,632
Other retail	(205)	(2,240)	2,035	(8,964)	(12,703)	3,739

Total Retail Revenues	349,953	332,524	17,429	1,636,931	1,538,785	98,146
Wholesale	89,752	78,804	10,948	346,948	334,669	12,279
Transmission	39,158	36,016	3,142	154,569	144,513	10,056
Other	7,365	9,379	(2,014)	32,543	38,204	(5,661)

Total Revenues	486,228	456,723	29,505	2,170,991	2,056,171	114,820
Less: Fuel and purchased power expense	144,096	124,568	19,528	630,793	583,361	47,432
SPP network transmission costs	33,541	29,703	3,838	132,164	116,449	15,715

Gross Margin	$308,591	$302,452	$6,139	$1,408,034	$1,356,361	$51,673

Gross margin	$308,591	$302,452	$6,139	$1,408,034	$1,356,361	$51,673
Add: SPP network transmission costs	33,541	29,703	3,838	132,164	116,449	15,715
Less: Operating and maintenance expense	145,323	150,825	(5,502)	557,752	520,409	37,343
Depreciation and amortization expense	71,771	69,982	1,789	285,322	271,937	13,385
Selling, general and administrative expense	52,463	63,108	(10,645)	184,695	207,607	(22,912)

Income from operations	$72,575	$48,240	$24,335	$512,429	$472,857	$39,572

Operating and maintenance expense	$145,323	$150,825	$(5,502)	$557,752	$520,409	$37,343
Less: SPP Network transmission costs	33,541	29,703	3,838	132,164	116,449	15,715

Operating and maintenance expense w/o SPP NITS	$111,782	$121,122	$(9,340)	$425,588	$403,960	$21,628

% change O&M w/o SPP NITS			-7.7%			5.4%

Operating and maintenance expense w/o SPP NITS	$111,782	$121,122	$(9,340)	$425,588	$403,960	$21,628
Selling, general and administrative expense	52,463	63,108	(10,645)	184,695	207,607	(22,912)

O&M and SGA w/o SPP NITS	164,245	184,230	$(19,985)	610,283	611,567	$(1,284)
			-10.8%			-0.2%

Reversal of accrual as result of legal settlements		$—	$—	$(22,039)	$—	$(22,039)
Legal expenses related to settlements		—	—	7,812		7,812

Settlement reversal and exclude legal expense	—	—	—	(14,227)	—	(14,227)

Adjusted O&M & SGA	$164,245	$184,230	$(19,985)	$624,510	$611,567	$12,943

			-10.8%			2.1%

1
Capital Expenditure Forecast 2012 - 2014
Actual Forecast Forecast Forecast Forecast
Method of
Cost
2011 2012 2013 2014 2012 - 2014 Recovery
Generation  replacements and other 132.8 $     159.8 $    172.3 $    164.6 $    496.7 $    GRC
Westar environmental 153.4        219.3        121.7        107.4        448.4       ECRR
La Cygne environmental 66.5          215.9        208.9        123.7        548.5       GRC
Nuclear Fuel 18.5          21.9          44.2          20.6          86.7         RECA
Transmission 188.8        136.5        200.7        197.4        534.6       FERC / TDC
Distribution
  New customers, replacements & other 95.9          92.8          106.7        88.1          287.6       GRC
Smart grid (a) 17.9          3.7            3.7            GRC
Other 23.6          21.5          23.6          12.1          57.2         GRC
Total 697.4 $     871.4 $    878.1 $    713.9 $    2,463.4 $
(a) net of DOE matching grant
Prairie Wind Transmission joint venture 2.0 $         2.1 $         28.0 $       2.6 $         32.7 $
Not included in the table are Westar's planned investment in Prairie Wind Transmission joint venture

2 Capital Expenditure Forecast 2012 - 2014 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2011 2012 2013 2014 $697 $871 $878 $714 Air Quality Other Transmission 43% 37% 41% 49% La Cygne